                               DESTEC ENERGY, INC.
                             1995 VARIABLE PAY PLAN
                     (As amended through November 14, 1995)


                                   I.  PURPOSE

          The purpose of the Destec Energy, Inc. 1995 Variable Pay Plan is to provide a means through which the Company may reward its employees for their contributions to the Company's financial success through incentives and reward opportunities designed to enhance the future profitable growth of the Company. Accordingly, the Plan provides for the granting of Awards of cash, Restricted Stock, Deferred Stock or a combination thereof, as provided herein.


                                II.  DEFINITIONS

          The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

               "AWARD" shall mean, individually or collectively, any Award of cash, Restricted Stock or Deferred Stock.

               "AWARD AGREEMENT" means the written agreement between Destec and the Participant entered into in accordance with subparagraph (d) of
          Article VII.

               "BOARD" shall mean the Board of Directors of Destec.

               "CHANGE OF CONTROL" shall mean the occurrence of any of the following events: (i) Destec shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of Destec), (ii) Destec sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary of Destec), (iii) Destec is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 20% of the outstanding shares of Destec's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of Directors, the persons who were Directors of Destec before such election shall cease to constitute a majority of the Board; provided, however, that a Change in Control shall not be deemed to occur as a result of the beneficial ownership of securities of Destec by The Dow Chemical Company.

               "CODE" shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any Regulations under such section.

               "COMMITTEE" shall mean the Compensation Committee of the Board consisting of at least two members of the Board who qualify as "disinterested persons" for purposes of Rule 16b-3 under the Exchange Act.

               "COMPANY" shall mean, collectively, Destec and each subsidiary of Destec (as defined in Section 424 of the Code).

               "COMPANY COMPONENT" shall mean that portion of each Participant's Award that is determined by the Company's 1995 financial performance.

               "DEFERRED STOCK" shall mean an Award of Stock made in accordance with Article IX of the Plan.

               "DEFERRED STOCK PRICE" shall mean an average Market Price for the Stock during the 30-day period ending on each of December 31, 1996, 1997 and 1998 or at least $10.00, $11.00 and $12.00, respectively.

               "DESTEC" means Destec Energy, Inc., a Delaware corporation.

               "DIRECTOR" shall mean an individual elected to the Board by the stockholders of Destec or by the Board under applicable corporate law.

               "DISABILITY" shall mean, in the judgment of the Committee, a physical or mental incapacity or illness of a Participant which has continued for at least six months and which is likely to be indefinite.

               "ELECTION CERTIFICATES" shall mean the certificate filed by each Participant with the Company's Human Resources Department, in accordance with subparagraph (c) of Article VIII below, which specifies the portion of the Participant's Award to be paid in cash and the portion of such Award to be paid in Restricted Stock, if any.

               An "EMPLOYEE" shall mean any person (including an officer or a Director of Destec) in an employment relationship with the Company (as defined in Section 424 of the Code).

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

               "EXECUTIVE PARTICIPANTS" shall mean each Participant who is subject to Section 16(a) of the Exchange Act at the time such Participant's Award under the Plan is determined.

               "INDIVIDUAL COMPONENT" shall mean that portion of each Participant's Award that is determined by his job level and 1995 job performance.

               "MARKET PRICE" shall mean, as of any specified date, the average of the reported high and low sales prices of the Stock on that date on the New York Stock Exchange, as reported in THE WALL STREET JOURNAL, or ir no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

               "PLAN" shall mean this Destec Energy, Inc. 1995 Variable Pay Plan, as may be amended from time to time.

               "PARTICIPANT" shall mean an employee who has been notified of his eligibility to participate in the Plan and receive an Award thereunder. Unless the Plan provides otherwise, the term "Participant" shall include "Executive Participants."

               "RESTRICTED STOCK" shall mean an Award of Stock made in accordance with Article VIII of the Plan.

               "RESTRICTED STOCK PRICE" shall mean a per share price of $10.25.

               "RETIREMENT" shall mean, solely for purposes of the Plan, a voluntary resignation of employment with the Company with the prior written approval of the Committee to such resignation.

               "STOCK" shall mean Destec's common stock, par value $.01 per share.

               "TARGET AWARD" shall mean an amount in dollars equal to the target bonus that may be earned by the Participant for 1995 based on the Participant's job level and base salary as of January 1, 1995 (or date of hire, if later).


                     III.  OVERVIEW AND CONDITIONS TO AWARDS

          The Plan is designed to reward Participants for their contribution to the Company's achievement of its 1995 performance goals of $25,000,000 profit after tax and a stock price of $12.00 per share. Awards made under the Plan consist of an Individual Component and a Company Component. The value of the Individual Component is determined by the Participant's job level and his individual job performance during 1995. The value of the Company Component is determined by the Participant's job level and the extent to which the Company achieves its profit after tax and stock price targets.

          A Participant may elect to take a certain portion of his Award in the form of Restricted Stock. If such an election is made, a Participant becomes eligible to receive Deferred Stock from the Company at no additional cost. See Articles VIII and IX and the performance matrix attached as Exhibit A, which Exhibit shall constitute a part of the Plan.


                  IV.  EFFECTIVE DATE AND DURATION OF THE PLAN

          The Plan become effective on February 23, 1995, the date of its adoption by the Committee. The Plan shall remain in effect until all Awards granted under the Plan have vested, expired or terminated. In no event shall any Awards be granted after June 30, 1999. The text of the Plan set forth herein supersedes and replaces any prior versions of the Plan.


                               V.  ADMINISTRATION

          (a)  COMMITTEE.  The Plan shall be administered by the  Committee.

          (b) POWERS. Subject to the provisions of the Plan, the Committee shall have sole authority to determine which employees shall receive an Award, the time or times when such Award shall be made, whether any Deferred Stock shall be issued, and the number of shares of Deferred Stock to be issued to each Participant. In making such determinations, other than Deferred Stock Awards, the Committee may take into account the nature of the services rendered by each employee, his present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

          (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the terms of the Plan, the Election Certificates and the Award Agreements executed thereunder, to prescribe such rules and Regulations relating to the Plan as it may deem advisable to carry out the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any document or agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article V shall be conclusive.


                         VI.  SHARES SUBJECT TO THE PLAN

          (a) STOCK GRANT AND AWARD LIMITS. The aggregate number of shares of Stock that may be issued under the Plan shall not exceed 500,000 shares. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of a Participant terminate, any shares of Stock subject to such Award shall again be available for issuance under the Plan. Separate stock certificates shall be issued by the Company for those shares acquired as Restricted Stock and for those shares acquired as Deferred Stock.

          (b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award will be previously issued and outstanding Stock that has been reacquired by Destec.


                                VII.  ELIGIBILITY

          (a) ELIGIBLE GROUP. All full-time employees of the Company are eligible for participation in the Plan if they were hired before January 1, 1995. Employees hired between January 1 and September 30, 1995 will receive a prorated award based on their job level and base salary, as of their hire date, but will not be able to choose to receive a portion of their Award in Stock. Each Participant's Target Award will be based upon the employee's job level and base salary as of January 1, 1995 (or the date of hire, if later). If an employee has serious performance problems in 1995, the employee may not receive an Award under the Plan, as determined by his senior manager. No Awards may be granted to any Director of Destec who is not an employee of the Company. All Awards are subject to the limitations set forth in the Plan.

          (b) CONDITIONS TO AWARDS. Notwithstanding subparagraph (a) above, all Awards are contingent upon the Company's achievement of $18,000,000 in profits after tax for 1995.

          (c) COMPONENTS OF AWARDS. Each Participant's Target Award is divided into two components: the Individual Component and the Company Component.

          A Participant's target Individual Component is determined by multiplying the Participant's Target Award by a percentage ranging from 33% to 50% applicable to that Participant's job level. The Individual Component of a Participant's Award can range from 0-200% of that target. The sum of all Individual Components set by a senior manager for his department may not exceed 100% of the total of the target Individual Components of all of the Participants within that senior manager's department.

          A Participant's target Company Component is determined by multiplying the Participant's Target Award by a percentage ranging from 50% to 67% applicable to that Participant's job level. The Company Component of a Participant's Award can range from 0-200% of that target. The multiplier applicable to the Company Component for all Participants is determined by reference to the performance matrix attached as Exhibit A which establishes performance measures for the Company's 1995 after-tax profits and the Stock price for the last two months of 1995.

          (d) AWARD AGREEMENTS. Destec and each Participant shall enter into an Award Agreement setting forth the terms and conditions of each Award and such other matters as the Committee may deem relevant. Each Award Agreement shall be signed by an officer of Destec on behalf of Destec and by the Participant. The Award Agreement for each Executive Participant shall also set forth the forfeiture and transfer restrictions applicable to Deferred Stock. At the time of granting of Awards, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Awards. The Award Agreements may also include, without limitation, provisions relating to tax matters (including provisions (i) covering any applicable employee wage withholding requirement and (ii) prohibiting an election by the Participant under Section 83(b) of the Code), and any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine.


                         VIII.  RESTRICTED STOCK AWARDS

          (a) FORM OF PAYMENT OF AWARDS. Awards may be paid in cash or in a combination of cash and Restricted Stock. Each Participant in the Plan may irrevocably elect, in accordance with subparagraph (c) of this Article VIII, to receive between zero and 30% of his Award in Restricted Stock, except that each Executive Participant and member of

Destec senior management will receive a minimum of 30%, and may voluntarily elect up to a maximum of sixty percent, of his Award in Restricted Stock. Each Participant's designated percentage of the Award to be paid in Restricted Stock, if any, shall be converted into a number of whole shares based on a per share price equal to the Restricted Stock Price.

          (b) RESTRICTION PERIOD. For those employees who elect to receive Restricted Stock as a part of their Award, the Restricted Stock will have a three-year restriction period with the Restricted Stock vesting in three equal installments on December 31 of 1996, 1997 and 1998. Except as otherwise provided in Article X, the restriction period applicable to a particular Restricted Stock Award shall not be changed except in the event of a Change in Control.

          (c) ELECTION CERTIFICATES. Each Participant in the Plan must complete an Election Certificate stating the percentage of their Award to be made in Restricted Stock, if any, and the portion of their Award to be paid in cash. All Election Certificates must be received by the Human Resources Department by June 9, 1995. All elections to receive Restricted Stock are irrevocable.

          (d) RECEIPT FOR RESTRICTED STOCK. The Restricted Stock to be received by a Participant, if any, shall be determined in accordance with each Participant's Election Certificate and the results of individual and corporate performance for the year.

          (e) OTHER TERMS AND CONDITIONS. Restricted Stock awarded as part of a Participant's Award shall be represented by a stock certificate registered in the name of the Participant receiving such Restricted Stock Award. Each Participant shall have the right to receive dividends during the restriction period, to vote the Restricted Stock and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the restriction period has expired, (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the restriction period, and (iii) a breach of the terms or a failure to satisfy the conditions established by the Committee pursuant to a Participant's Award Agreement shall cause a forfeiture of the Restricted Stock.


                               IX.  DEFERRED STOCK

          (a) PROVISIONS APPLICABLE TO PARTICIPANTS WHO ARE NOT EXECUTIVE PARTICIPANTS. Subject to Article X, each Participant who is not an Executive Participant shall be eligible to earn a number of shares of Deferred Stock equal to the aggregate number of shares of Restricted Stock awarded to the Participant as part of the Award. One-third of the number of shares of Deferred Stock for a Participant who is not an Executive Participant will be awarded on each of December 31, 1996, 1997, and 1998, if the average Market Price for the 30-day period ending on such date equals or exceeds the Deferred Stock Price applicable to that date. If the average Market Price of the Stock for the 30-day period ending on the applicable vesting date is below the Deferred Stock Price, no Deferred Stock shall be awarded for that year. If, however, on a subsequent vesting date the Market Price of the Stock equals or exceeds the Deferred Stock Price applicable to that vesting date, a Participant who is not an Executive Participant shall receive the number of shares of Deferred Stock to be awarded as of that vesting date (i.e., one-third of the aggregate number of shares of Deferred Stock that may be awarded hereunder) plus the aggregate number of shares of Deferred Stock that were not awarded on prior vesting dates because the average Market Price of the Stock on such vesting date did not equal or exceed the Deferred Stock Price applicable to that vesting date. No shares of Deferred Stock may be awarded or earned under the Plan after December 31, 1998. All shares of Deferred Stock will be fully vested at the time such shares are received by Plan Participants who are not Executive Participants and will be awarded to the Participants at no cost, except that each Participant shall be responsible for the payment of all amounts which are required to be withheld for tax purposes in connection with the delivery of such shares. In no event may a Participant receive a number of shares of Deferred Stock hereunder greater than the number of shares of Restricted Stock awarded to the Participant and in which the Participant ultimately vests.

          (b) PROVISIONS APPLICABLE TO EXECUTIVE PARTICIPANTS. On the date that shares of Restricted Stock are awarded to an Executive Participant in accordance with Article VIII of the Plan, the Executive Participant shall also be awarded a number of shares of Deferred Stock equal to the aggregate number of shares of Restricted Stock awarded as of that date. Subject to Article X below, the shares of Deferred Stock shall vest and become nonforfeitable as follows:
(A) one-third of the shares of Deferred Stock awarded to an Executive Participant will vest on December 31, 1996, if the average Market Price for the 30-day period ending on such date equals or exceeds the Deferred Stock Price applicable to that date; (B) one-third of the shares of Deferred Stock (plus any portion that was scheduled to vest but which did not vest on a prior vesting date because the average Market Price was less than the applicable Deferred Stock Price) will vest on December 31, 1997, if the average Market Price for the 30-day period ending on such date equals or exceeds the Deferred Stock Price applicable to that date and (C) one-third of the shares of Deferred Stock (plus any portion that was scheduled to vest but which did not vest on a prior vesting date because the average Market Price was less than the applicable Deferred Stock Price) will vest on December 31, 1998, if the average Market Price for the 30-day period ending on such date equals or exceeds the Deferred Stock Price applicable to that date. Any shares of Deferred Stock awarded to an Executive Participant that have not vested as of December 31, 1998 shall be immediately forfeited. Until such time as a share of Deferred Stock is forfeited, the Executive Participant shall have the right to receive dividends on the shares, to vote the shares and to enjoy all other stockholder rights except that (i) the Executive Participant shall not be entitled to delivery of the stock certificate until the restriction period has expired, (ii) the Executive Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Deferred Stock until such time as the shares have vested, and (iii) a breach of the terms or a failure to satisfy the conditions established by the Committee pursuant to a Participant's Award Agreement shall cause a forfeiture of the Deferred Stock.


                X.  TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL

          (a) VOLUNTARY RESIGNATION OTHER THAN FOR RETIREMENT AND INVOLUNTARY TERMINATION. Unless the Committee determines otherwise, upon a Participant's resignation of employment from the Company for any reason (other than Retirement) or the Participant's termination of employment by the Company for any reason, the unvested portion of any shares of Restricted Stock and Deferred Stock subject to the Award as of the date of such termination of employment shall be immediately forfeited and, with respect to Participants who are not Executive Participants, no additional shares of Deferred Stock may be earned hereunder.

          (b)  DEATH AND DISABILITY.

          (i) SHARES OF RESTRICTED STOCK. In the event a Participant's employment terminates as a result of the Participant's death of Disability, the Participant (or in the event of death, the Participant's estate) will immediately vest in a portion of the shares of Restricted Stock awarded to the Participant in accordance with the formula [(A x B/C) - D], where "A" equals the number of shares of Restricted Stock subject to the Award at the time of grant, "B" equals the whole number of calendar months (not greater than 36) elapsed from January 1, 1996 to the last day of the month in which such termination of employment occurs, "C" equals 36, and "D" equals the number of shares of Restricted Stock subject to the Award in respect of which the Participant has previously vested. The result shall be rounded to the nearest whole number.

          (ii) SHARES OF DEFERRED STOCK. In the event that employment of a Participant terminates as a result of the Participant's death of Disability, the Participant (or in the event of death, the Participant's estate) will immediately vest in (in the case of Executive Participants) or be entitled to receive (in the case of Participants who are not Executive Participants) a number of shares of Deferred Stock subject to an Award determined in accordance with the formula [X-Y], where "X" equals the number of shares of Restricted Stock which have vested in accordance with the Plan, including the previous subparagraph, and "Y" equals the number of shares of Deferred Stock subject to the Award previously distributed to the Participant (or in the case of an Executive Participant, in which the Executive Participant previously vested).

          (c) RETIREMENT. If the employment of a Participant ends as a result of Retirement, the shares of Restricted Stock awarded to the Participant which have not previously vested shall immediately vest and become nonforfeitable. The portion of the Participant's Award representing shares of Deferred Stock shall remain outstanding and shall vest, be paid or be forfeited, as the case may be, in the manner contemplated by Article IX.

          (d) FORFEITURE OF REMAINING SHARES. Any shares of Restricted Stock or Deferred Stock which do not vest or become payable in accordance with the provisions of the Article X in connection with a Participant's termination of employment with the Company shall be forfeited.

          (e) CHANGE IN CONTROL. In the event of a Change in Control, (A) all shares of Restricted Stock previously awarded under the Plan shall become fully vested and nonforfeitable, and (B) shares of Deferred Stock previously granted to an Executive Participant, and shares of Deferred Stock subject to the Award of a Participant who is not an Executive Participant shall vest, become nonforfeitable and be immediately delivered to the Participant if either of the following two vesting conditions have been met: (X) the highest price paid for a share of Stock in the Change in Control equals or exceeds the Deferred Stock Price applicable to the vesting date in the calendar year in which the Change in Control occurs; of (Y) the average Market Price of a share of Stock for the 30-day period ending on the date of the Change in Control equals or exceeds the Deferred Stock Price applicable to vesting date in the calendar year in which the Change in Control occurs.


                         XI.  AMENDMENT AND TERMINATION

          The Board may terminate the Plan at any time with respect to any shares of Stock for which the Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any Award theretofore granted may be made that would impair the rights of a Participant without the consent of the Participant.


                               XII.  MISCELLANEOUS

          (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan by the Company nor the execution of an Election Certificate by a Participant shall be deemed to give an employee any right to be granted an Award hereunder. Each Award shall be subject to the terms of the Plan and the Award Agreement duly executed on behalf of Destec and the Participant. In the event of any conflict between the terms of the Plan and an Election Certificate or Award Agreement, the terms of the Plan as construed by the Committee shall govern.

          (b) PLAN FUNDING. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

          (c) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or (ii) interfere in any way with the right of the Company to terminate his employment at any time.

          (d) ASSIGNMENT AND WITHDRAWAL. No Participant shall have any right to assign his Awards under the Plan until such time as the shares of Stock subject thereto have vested and become nonforfeitable in accordance with the terms of the Plan and applicable Award Agreement.

          (e) TAX WITHHOLDING. Amounts paid under the Plan shall be subject to all applicable federal, state, and local withholding. The Committee may authorize the Company to lend to a Participant an amount sufficient to satisfy all or a portion of the tax obligation incurred by a Participant as a result of the vesting or payment of an Award. Such loan shall be on a fully recourse basis and shall be secured by all shares of Stock subject to an Award. The interest payable on such a loan will be the applicable federal rate for mid-term loans with monthly compounding of interest, as determined under section 1274(d) of the Code, on the date the loan is made to the Participant. Under the terms of the loan, principal and interest will be due at the earliest of (i) the date the Participant's employment is terminated with the Company; (ii) the date on which the Participant sells shares of Stock which have vested pursuant to the terms of an Award; or (iii) the fifth anniversary of the date of grant of the Award. If no loan is made to a Participant, then, at the time of the vesting or payment of an Award, the Company shall be authorized to withhold from such Participant's other cash earnings all amounts that are required to be withheld to satisfy any applicable withholding obligation.

          (f) CORPORATE CHANGES. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of Destec to make or authorize any adjustment, recapitalization, reorganization or other change in Destec's capital structure or its business, any merger or consolidation of Destec, any issue of debt or equity securities ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of Destec or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

          (g) ADJUSTMENTS. Any adjustment to outstanding Awards contemplated by the Plan shall be subject to any required stockholder action.

          (h) OTHER SHARES, ETC. Except as hereinbefore expressly provided, the issuance by Destec of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Destec convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to the Award theretofore granted, if any, or the Restricted Stock Price, if applicable.

          (i) CONSTRUCTION. As used in the Plan, the masculine pronoun shall be deemed to include the feminine pronoun and a singular word shall, to the extent applicable, include the plural. The headings of articles and paragraphs herein are included only for convenience of reference and shall not affect the meanings thereof.

          (j) GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to the choice of law provisions thereof.

                                    EXHIBIT A

                             1995 VARIABLE PAY PLAN

                            PERFORMANCE AWARD MATRIX


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                  1995 STOCK PRICE
------------------------------------------------------------------------------------------
                         Below    $10.25    $10.50    $11.00    $11.50    $12.00    $13.00
                        $10.25
          --------------------------------------------------------------------------------
               Below      0.00      0.00      0.00      0.00      0.00      0.00      0.00
              $18.00
          --------------------------------------------------------------------------------
              $18.00      0.00      0.00      0.17      0.50      0.75      1.00      1.50
          --------------------------------------------------------------------------------
1995          $21.50      0.25      0.25      0.42      0.75      1.00      1.25      1.75
After-    --------------------------------------------------------------------------------
Tax           $25.00      0.50      0.50      0.67      1.00      1.25      1.50      2.00
Profits   --------------------------------------------------------------------------------
($Mms)        $28.50      0.75      0.75      0.92      1.25      1.50      1.75      2.00
          --------------------------------------------------------------------------------
              $32.00      1.00      1.00      1.17      1.50      1.75      2.00      2.00
          --------------------------------------------------------------------------------
              $40.00      1.57      1.57      1.74      2.00      2.00      2.00      2.00
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                             AMENDMENT NO. 1997-1 TO
                               DESTEC ENERGY, INC.
                             1995 VARIABLE PAY PLAN

     This Amendment No. 1997-1 is made to the Destec Energy, Inc. 1995 Variable Pay Plan, as amended through November 14, 1995 (the "Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

     WHEREAS, Destec Energy, Inc. (the "Company") is considering entering into a transaction or series of transactions which will result in a Change in Control of the Company within the meaning of the Plan;

     WHEREAS, the Company has determined that it is in the best interest and that of its stockholders to amend the Plan as set forth herein;

     NOW, THEREFORE, pursuant to Article XI of the Plan, the Plan is hereby amended as follows:

     1. Section 10(e) of the Plan is amended in its entirety to read as follows:

               (e) CHANGE IN CONTROL. (i) Except as provided in paragraph (ii) below, in the event of a Change in Control, (A) all shares of Restricted Stock previously awarded under the Plan shall become fully vested and nonforfeitable, and (B) shares of Deferred Stock previously granted to an Executive Participant, and shares of Deferred Stock subject to the Award of a Participant who is not an Executive Participant shall vest, become nonforfeitable and be immediately delivered to the Participant if either of the following two vesting conditions have been met: (X) the highest price paid for a shares of Stock in the Change in Control equals or exceeds the Deferred Stock Price applicable to the vesting date in the calendar year in which the Change in Control occurs, or (Y) the average Market Price of a share of Stock for the 30-day period ending on the date of the Change in Control equals or exceeds the Deferred Stock Price applicable to vesting date in the calendar year in which the Change in Control occurs.

               (ii) Notwithstanding paragraph (i) above, immediately prior to the occurrence of a transaction which is consummated pursuant to an agreement or agreements which are executed on or prior to December 31, 1997 and (A) which constitutes a Change in

          Control (within the meaning of clause (iv) of the definition thereof) and (B) in connection with which (or in connection with a related transaction) Company stockholders will receive all cash in consideration for their shares, (1) each Participant shall be entitled to receive in cancellation of all then outstanding Awards of Restricted Stock, and all then outstanding Awards of Deferred Stock (whether previously granted to an Executive Participant or subject to the Award of a Participant who is not an Executive Participant), in either case whether or not such Awards are then vested and nonforfeitable, and in lieu of shares of Stock otherwise deliverable in respect of such Awards, an amount in cash (subject to applicable withholding) computed by multiplying (x) the price per share to be paid in the transaction constituting such Change in Control by (y) the aggregate number of shares of Stock subject to such Awards.

     The effective date of this Amendment No. 1997-1 shall be February 14, 1997. Except as herein modified, the Plan shall remain in full force and effect.

                                   Page 2 of 2